Exhibit 99.1

UNION PACIFIC CORPORATION ANNOUNCES

RESULTS TO DATE OF EXCHANGE OFFERS AND

INCREASE IN SIZE OF EXCHANGE OFFERS LIMIT

FOR IMMEDIATE RELEASE

Omaha, Neb. – September 16, 2016  – Union Pacific Corporation (NYSE:UNP; and “Union Pacific” or the “Corporation”) today announced (a) the early results of its private offers to exchange certain of its outstanding notes and debentures referenced in the table below for a combination of new notes due 2051 (the “New Notes”) and cash (the “Exchange Offers”) and (b) an amendment to the Exchange Offers to increase the Exchange Offers Limit (as defined below) from $1,000,000,000 to $1,050,000,000.  The outstanding notes and debentures to be exchanged pursuant to the Exchange Offers are collectively referred to as the “Existing Notes.”

On September 1, 2016, Union Pacific commenced ten separate Exchange Offers to eligible holders in an amount that requires no more than $1,000,000,000 of New Notes to be issued pursuant to the Exchange Offers (the “Exchange Offers Limit”), subject to the applicable priorities and limitations as set forth in Union Pacific’s offering memorandum dated September 1, 2016 (the “Offering Memorandum”) and related letter of transmittal.

The approximate principal amount of the Existing Notes validly tendered for exchange and not validly withdrawn, as of 5:00 p.m., New York City time, on September 15, 2016 (the “Early Exchange Date”), based on information provided by the exchange agent to Union Pacific, is $1,006,367,000, as described in greater detail in the table below.  The amount of outstanding Existing Notes validly tendered and not validly withdrawn as of the Early Exchange Date exceeded the minimum condition that Union Pacific receive valid tenders of Existing Notes, not validly withdrawn, that require the issuance of at least $500 million aggregate principal amount of New Notes in accordance with the terms of the Exchange Offers.

The table below shows the principal amount of each series of Existing Notes that has been tendered and not validly withdrawn pursuant to the Exchange Offers as of the Early Exchange Date.

CUSIP Number	Title of Series	Aggregate Principal Amount Outstanding	Acceptance Priority Level	Principal Amount Tendered for Exchange as of Early Exchange Date
907818DX3	4.850% Notes due 2044	$300,000,000	1	$153,947,000
907818DT2	4.821% Notes due 2044	$700,000,000	2	$372,740,000
907818DU9	4.750% Notes due 2043	$500,000,000	3	$204,324,000
907818DJ4	4.750% Notes due 2041	$500,000,000	4	$175,394,000
907818DE5 907818DF2	5.780% Notes due 2040	$89,545,000	5	$4,151,000

CUSIP Number	Title of Series	Aggregate Principal Amount Outstanding	Acceptance Priority Level	Principal Amount Tendered for Exchange as of Early Exchange Date
907818CX4	6.150% Debentures due 2037	$112,414,000	6	$2,444,000
907818CU0	6.250% Debentures due 2034	$230,929,000	7	$51,857,000
907818CS5	5.375% Debentures due 2033	$200,000,000	8	$15,246,000
907818BY3	7.125% Debentures due 2028	$177,060,000	9	$1,500,000
907818CF3	6.625% Debentures due 2029	$423,040,000	10	$24,764,000

The Corporation announced that, in accordance with its rights as set forth in the Offering Memorandum and the related letter of transmittal, it has amended the size of the Exchange Offers by increasing the Exchange Offers Limit from $1,000,000,000 to $1,050,000,000.

The Exchange Offers will expire at 11:59 p.m., New York City time, on September 29, 2016, unless extended or earlier terminated by Union Pacific.  In accordance with the terms of the Exchange Offers, tendered Existing Notes may no longer be withdrawn, except in certain limited circumstances where additional withdrawal rights are required by law.

The Exchange Offers are being conducted upon the terms and subject to the conditions set forth in the Offering Memorandum and the related letter of transmittal.  The Exchange Offers are only made, and copies of the offering documents will only be made available, to a holder of the Existing Notes who has certified its status as (1) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (2) a person who is not a “U.S. person” as defined under Regulation S under the Securities Act.

The New Notes have not been registered under the Securities Act or any state securities laws.  Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

This press release is not an offer to sell or a solicitation of an offer to buy any security.  The Exchange Offers are being made solely by the Offering Memorandum and the related letter of transmittal and only to such persons and in such jurisdictions as is permitted under applicable law.

Documents relating to the Exchange Offers will only be distributed to holders of Existing Notes that complete and return a letter of eligibility confirming that they are eligible investors for the Exchange Offers.  Holders of Existing Notes that desire to review the eligibility letter may visit the website for this purpose at http://www.dfking.com/unp or contact D.F. King & Co., Inc., the information agent for the Exchange Offers, at (212) 269‑5550 or (800) 848‑3402 or by email at unp@dfking.com.

Investor contact is Gary Grosz, (402) 544-6175.

Media contact is Calli Hite, (402) 544-3026.

FORWARD-LOOKING STATEMENTS

This press release and related materials (including information in oral statements or other written statements made or to be made by us), may contain statements that are, or will be, forward‑looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward‑looking statements and information also generally include, without limitation, any other statements or information regarding: expectations as to operational or service improvements; expectations regarding the effectiveness of steps taken or to be taken to improve operations, service, infrastructure improvements, and transportation plan modifications; expectations as to cost savings, revenue growth, and earnings; the time by which goals, targets, or objectives will be achieved; projections, predictions, expectations, estimates or forecasts as to the Corporation’s and its subsidiaries’ business, financial and operational results, future economic performance and general economic conditions; proposed new products and services; estimates of costs relating to environmental remediation and restoration; estimates and expectations regarding tax matters, expectations that claims, litigation, environmental costs, commitments, contingent liabilities, labor negotiations or agreements or other matters will not have a material adverse effect on the Corporation’s consolidated results of operations, financial condition, or liquidity and any other similar expressions concerning matters that are not historical facts.

Forward‑looking statements and information reflect the good faith consideration by management of currently available information, and may be based on underlying assumptions believed to be reasonable under the circumstances. However, such information and assumptions (and, therefore, such forward‑looking statements and information) are or may be subject to variables or unknown or unforeseeable events or circumstances over which management has little or no influence or control. The Risk Factors in Item 1A of the Corporation’s 2015 Annual Report on Form 10-K, filed February 5, 2016, could affect the Corporation’s future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward‑looking statements, and this press release should be read in conjunction with these Risk Factors. To the extent circumstances require or the Corporation deems it otherwise necessary, the Corporation will update or amend these risk factors in a Form 10-Q or Form 8-K. Forward‑looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward‑looking information is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements.

Forward‑looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Corporation assumes no obligation to update forward‑looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward‑looking information. If the Corporation does update one or more forward‑looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward‑looking statements.